LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED FEBRUARY 5, 2008 TO THE PROSPECTUS DATED APRIL 30, 2007 OF

LEGG MASON PARTNERS VARIABLE SOCIAL AWARENESS PORTFOLIO

Effective January 22, 2008, the following replaces the section of the fund’s prospectus titled “Management: The Portfolio Manager”:

The table below sets forth the name and business experience of the fund’s portfolio managers.

Fund	Portfolio Managers	Business Experience
Legg Mason Partners Variable Social Awareness Portfolio	Ronald T. Bates (since 4/07) 100 Light Street Baltimore, Maryland 21202	Lead portfolio manager for the fund and responsible for equity portion; Managing Director at LMIC and Director of the Socially Responsive Investment Team; joined Legg Mason in 2005 from Scudder, Stevens & Clark; over 20 years in the investment management business.

	David K. Kafes, CFA (since 4/07) 100 Light Street Baltimore, Maryland 21202	Responsible for fixed-income portion of the fund; Vice President and Portfolio Manager at LMIC; joined Legg Mason in 1990 and LMIC in 1996; began managing short-term portfolios in 1997.

The SAI provides information about the compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers.

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